VIP Trust
N-SAR Attachment for Item-73.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEM 73.
FOR PERIOD ENDING: 12/31/2017
Registrant CIK :  0001027263
FILE NUMBER : 811-007953

73 Distributions per share for which record date passed during the period:
NOTE: Show in fractions of a cent if so declared.

       VIP Trust Dividends and Distributions

       For The Year Ended December 31, 2017

Fund
Class
Income
Capital Gains
Other
AXA Moderate Allocation Portfolio
A
0.1803
0.4879
0.0000

B
0.1803
0.4879
0.0000

K
0.2158
0.4879
0.0000

AXA Aggressive Allocation Portfolio
A
0.1741
0.3938
0.0000

B
0.1741
0.3938
0.0000

K
0.2026
0.3938
0.0000

AXA Conservative Allocation Portfolio
A
0.1099
0.2383
0.0000

B
0.1099
0.2383
0.0000

K
0.1339
0.2383
0.0000

AXA Conservative-Plus Allocation Portfolio
A
0.1209
0.3262
0.0000

B
0.1209
0.3262
0.0000

K
0.1457
0.3262
0.0000

AXA Moderate-Plus Allocation Portfolio
A
0.1587
0.5017
0.0000

B
0.1587
0.5017
0.0000

K
0.1869
0.5017
0.0000

Target 2015 Allocation Portfolio
B
0.1262
0.2390
0.0000

K
0.1490
0.2390
0.0000

Target 2025 Allocation Portfolio
B
0.1567
0.0000
0.0000

K
0.1835
0.0000
0.0000

Target 2035 Allocation Portfolio
B
0.1598
0.0000
0.0000

K
0.1875
0.0000
0.0000

Target 2045 Allocation Portfolio
B
0.1607
0.0000
0.0000

K
0.1883
0.0000
0.0000

Charter Multi-Sector Bond Portfolio
A
0.0622
0.0000
0.0000

B
0.0622
0.0000
0.0000

K
0.0718
0.0000
0.0000

Charter Small Cap Value Portfolio
A
0.2559
0.0000
0.0000

B
0.2559
0.0000
0.0000

Charter Small Cap Growth Portfolio
A
0.3409
0.3323
0.0000

B
0.3409
0.0000
0.0000

Target 2055 Allocation Portfolio
B
0.1488
0.0000
0.0000

K
0.1748
0.0000
0.0000

Charter Conservative Portfolio
B
0.1667
0.0516
0.0000

K
0.0000
0.0000
0.0000

Charter Moderate Portfolio
B
0.1610
0.0757
0.0000

Charter Moderate Growth Portfolio
B
0.1470
0.1095
0.0000

Charter Growth Portfolio
B
0.1400
0.2070
0.0000

Charter Aggressive Growth Portfolio
B
0.1330
0.1820
0.0000